                                                              EXHIBIT NO. 99.13


                                    MFS FUNDS
            MASTER DISTRIBUTION PLAN PURSUANT TO RULE 12B-1 UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                            Effective January 1, 1997
                     Amended and Restated September 20, 2000

         This Distribution Plan (the "Plan") has been adopted by each of the registered investment companies identified from time to time on Exhibit A hereto (the "Trust" or "Trusts"), severally and not jointly, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and sets forth the material aspects of the financing of the distribution of the classes of shares representing interests in the same portfolio issued by the Trusts.

                                   WITNESSETH:

WHEREAS, each Trust is engaged in business as an open-end management investment company and is registered under the 1940 Act, some consisting of multiple investment portfolios or series, each of which has separate investment objectives and policies and segregated assets (the "Fund" or "Funds"); and

WHEREAS, each Fund intends to distribute its Shares of Beneficial Interest (without par value) ("Shares") in accordance with Rule 12b-1 under the 1940 Act, and desires to adopt this Distribution Plan as a plan of distribution pursuant to such Rule; and

WHEREAS, each Fund presently offers multiple classes of Shares, some Funds presently offering only certain classes of Shares to investors;

WHEREAS, each Trust has entered into a distribution agreement (the "Distribution Agreement") in a form approved by the Board of Trustees of each Trust (the "Board of Trustees") in the manner specified in Rule 12b-1, with MFS Fund Distributors, Inc., a Delaware corporation, as distributor (the "Distributor"), whereby the Distributor provides facilities and personnel and renders services to each Fund in connection with the offering and distribution of Shares; and

WHEREAS, each Trust recognizes and agrees that the Distributor may retain the services of firms or individuals to act as dealers (the "Dealers") of the Shares in connection with the offering of Shares; and

WHEREAS, the Distribution Agreement provides that: (a) a sales charge may be paid by investors who purchase certain classes of Shares (i.e., Class A shares and Class J shares) and that the Distributor and Dealers will receive such sales charge as partial compensation for their services in connection with the sale of these classes of Shares, and (b) the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares and the Distributor may retain or receive from a fund, as the case may be, all such deferred sales charges; and

WHEREAS, the Board of Trustees of each Trust, in considering whether each Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of a Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its shareholders; and

NOW THEREFORE, the Board of Trustees of each Trust hereby adopts this Plan for each Fund as a plan of distribution in accordance with Rule 12b-1, relating to the classes of Shares each Fund from time to time offers, on the following terms and conditions:

1.       SERVICES PROVIDED AND EXPENSES BORNE BY DISTRIBUTOR.

         1.1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any commissions payable to Dealers (including any ongoing maintenance commissions), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         1.2. The Distributor shall bear all distribution-related expenses to the extent specified in the Distribution Agreement in providing the services described in Section 1.1, including, without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.


2.       DISTRIBUTION FEES AND SERVICE FEES.

         2.1      Distribution and Service Fees Common to Each Class of Shares.
                  ------------------------------------------------------------

                  2.1.1. Service Fees. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its dealer agreement with the Distributor, each Fund shall pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by the Class of Shares that are owned by investors for whom such Dealer is the holder or dealer of record. That portion of the Fund's average daily net assets on which the fees payable under this Section 2.1.1. hereof are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer qualification standards that may be established, from time to time, by the Distributor. The Distributor shall be entitled to be paid any fees payable under this Section 2.1.1. hereof with respect to Shares for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to those Shares. The service fee payable pursuant to this Section 2.1.1. may from time to time be paid by a Fund to the Distributor and the Distributor will then pay these fees to Dealers on behalf of the Fund or retain them in accordance with this paragraph.

                  2.1.2. Distribution Fees. As partial consideration for the services performed as specified in the Distribution Agreement and expenses incurred in the performance of its obligations under the Distribution Agreement, a Fund shall pay the Distributor a distribution fee periodically at a rate based on the average daily net assets of a Fund attributable to the designated Class of Shares. The amount of the distribution fee paid by the Fund differs with respect to each Class of Shares, as does the use by the Distributor of such distribution fees.

         2.2.     Distribution Fees Relating to Class A Shares

                  2.2.1. It is understood that the Distributor may impose certain deferred sales charges in connection with the repurchase of Class A Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. Each Fund listed on Exhibit B hereto shall pay the Distributor a distribution fee periodically at a rate of 0.10% per annum of average daily net assets of the Fund attributable to Class A Shares. Each Fund listed on Exhibit C hereto shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of average daily net assets of the Fund attributable to Class A Shares. Such payments shall commence following shareholder approval of the Plan but only upon notification by the Distributor to the Fund of the commencement of the Plan (the "Commencement Date").

                  2.2.2. The aggregate amount of fees and expenses paid pursuant to Sections 2.1. and 2.2. hereof shall not exceed 0.35% per annum and 0.50% per annum of the average daily net assets attributable to Class A Shares of each Fund listed on Exhibit B hereto and Exhibit C, hereto, respectively. No fees shall be paid pursuant to Section 2.2.1. hereof or this Section 2.2.2. to any insurance company which has entered into an agreement with the Trust on behalf of a Fund and the Distributor that permits such insurance company to purchase Class A Shares from a Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

         2.3.     Distribution Fees Relating to Class B Shares

                  2.3.1. It is understood that the Distributor may impose certain deferred sales charges in connection with the repurchase of Class B Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class B Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to Class B Shares.

                  2.3.2. Each Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sale of Class B Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Class B Shares. Except as described in Section 2.1., nothing in this Plan shall be construed as requiring a Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of Class B Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in Section 2.1., such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         2.4.     Distribution Fees Relating to Class C Shares

                  2.4.1. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Class C Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class C Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to Class C Shares.

                  2.4.2. Each Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sales of Class C Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid to the Dealers in consideration of the Dealer's services as a dealer of the Class C Shares. Except as described in Section 2.1., nothing in this Plan shall be construed as requiring a Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of Class C Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in Section 2.1., such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         2.5.     Distribution Fees Relating to Class J Shares

                  2.5.1. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Class J Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class J Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% (in the case of Massachusetts Investors Trust and Massachusetts Investors Growth Stock Fund) per annum of the Fund's average daily net assets attributable to Class J Shares.

                  2.5.2. Each Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sale of Class J Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Class J Shares. Except as described in Section 2.1., nothing in this Plan shall be construed as requiring a Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of Class J Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in Section 2.1., such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

3. EXPENSES BORNE BY FUND. Each Fund shall pay all fees and expenses of any independent auditor, legal counsel, investment adviser, administrator, transfer agent, custodian, shareholder servicing agent, registrar or dividend disbursing agent of the Fund; expenses of distributing and redeeming Shares and servicing shareholder accounts;
         expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of a Fund, except that the Distributor shall be responsible for the distribution-related expenses as provided in Section 1 hereof.

4. ACTION TAKEN BY THE TRUST. Nothing herein contained shall be deemed to require a Trust to take any action contrary to its Declaration of Trust or By-laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of a Fund.

5. EFFECTIVENESS OF PLAN. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of each particular class of Shares (unless previously so approved), and (b) approval by a vote of the Board of Trustees and a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

6.       DURATION  OF PLAN.  This Plan shall  continue  in effect  indefinitely;
         provided however, that such continuance is "specifically approved at least annually" by vote of both a majority of the Trustees of the Trust and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on the continuance of this Plan. If such annual approval is not obtained, this Plan, with respect to the classes of Shares with respect to which such approval was not obtained, shall expire 12 months after the effective date of the last approval.

7. AMENDMENTS OF PLAN. This Plan may be amended at any time by the Board of Trustees; provided that this Plan may not be amended to increase materially the amount of permitted expenses hereunder without the approval of holders of a "majority of the outstanding voting securities" of the affected Class of Shares and may not be materially amended in any case without a vote of a majority of both the Trustees and the Qualified Trustees. This Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of Shares.

8. REVIEW BY BOARD OF TRUSTEES. Each Fund and the Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made.

9. SELECTION AND NOMINATION OF QUALIFIED TRUSTEES. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

10. DEFINITIONS; COMPUTATION OF FEES. For the purposes of this Plan, the terms "interested persons", "majority of the outstanding voting securities" and "specifically approved at least annually" are used as defined in the 1940 Act or the rules and regulations adopted thereunder. All references herein to "Fund" shall be deemed to refer to a Trust where such Trust does not have multiple portfolios or series. In addition, for purposes of determining the fees payable to the Distributor hereunder, (i) the value of a Fund's net assets shall be computed in the manner specified in each Fund's then-current prospectus and statement of additional information for computation of the net asset value of Shares of the Fund and (ii) the net asset value per Share of a particular class shall reflect any plan adopted under Rule 18f-3 under the 1940 Act.

11. RETENTION OF PLAN RECORDS. Each Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in
         Section 8.1 hereof (collectively, the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such record shall be kept in an easily accessible place for the first two years of said record-keeping.

12. APPLICABLE LAW. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

13. SEVERABILITY OF PLAN. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby. The provisions of this Plan are severable with respect to each Class of Shares offered by a Fund and with respect to each Fund.

14. SCOPE OF TRUST'S OBLIGATION. A copy of the Declaration of Trust of each Trust is on file with the Secretary of State of The Commonwealth of

         Massachusetts. It is acknowledged that the obligations of or arising out of this Plan are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this Plan is adopted by the Trust on behalf of one or more series of the Trust, it is further acknowledged that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this Plan are binding solely upon the assets or property of the series on whose behalf the Trust has adopted this Plan. If the Trust has adopted this Plan on behalf of more than one series of the Trust, it is also acknowledged that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and no series shall be responsible for the obligations of another series.

                                                                     EXHIBIT A

               Funds and Share Classes Covered by Rule 12b-1 Plan
                            As of: September 20, 2000

------------------------- ------------------------- ----------------------------- -----------------------------
                                                             CLASSES OF SHARES
                                                           COVERED BY RULE 12b-1
                                                                    PLAN
                                                                                           ADOPTION OF
                          FUND                                                           RULE 12b-1 PLAN
------------------------- ------------------------- ---------------------------   -----------------------------
------------------------- ------------------------- ---------------------------   -----------------------------
MFS High Income Fund                                               A,B,C            January 1, 1997
-------------------------- ------------------------- ---------------------------- -----------------------------
-------------------------- ------------------------- ---------------------------  -----------------------------
MFS High Yield Opportunities Fund                                  A,B,C            July 1, 1998
-------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Municipal High Income Fund                                      B,C             September 16, 1998
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Municipal Bond Fund                                              B              January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Mid Cap Growth Fund                                            A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Total Return Fund                                              A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Research Fund                                                  A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Global Governments Fund                                        A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Capital Opportunities Fund                                     A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Bond Fund                                                      A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Limited Maturity Fund                                          A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Municipal Limited Maturity Fund                                A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Intermediate Investment Grade Bond Fund                        A,B,C            January 4, 1999
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Research Bond Fund                                             A,B,C            January 4, 1999
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Emerging Opportunities Fund                                    A,B,C            May 3, 1999
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Large Cap Value Fund                                           A,B,C            May 3, 1999
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS High Quality Bond Fund                                         A,B,C            May 3, 1999
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Government Mortgage Fund                                        A,B             January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Emerging Markets Equity Fund                                   A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS International Growth Fund                                      A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS International Growth and Income Fund                           A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
MFS Income Fund                                                    A,B,C            August 1, 1999
--------------------------------------------------------- ------------------------- ---------------------------
MFS High Yield Fund                                                A,B,C            August 1, 1999
--------------------------------------------------------- ------------------------- ---------------------------
MFS Concentrated Growth Fund                                       A,B,C            August 1, 1999
--------------------------------------------------------- ------------------------- ---------------------------
MFS European Equity Fund                                           A,B,C            August 1, 1999
--------------------------------------------------------- ------------------------- ---------------------------
Massachusetts Investors Trust                                     A,B,C,J           January 1, 1997; November
                                                                                    17, 1999 (J shares)
--------------------------------------------------------- ------------------------- ---------------------------
Massachusetts Investors Growth Stock Fund                         A,B,C,J           January 1, 1997;
                                                                                    September 20, 2000 (J
                                                                                    shares)
--------------------------------------------------------- ------------------------- ---------------------------
MFS Growth Opportunities Fund                                       A,B             January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------
MFS Government Securities Fund                                     A,B,C            January 1, 1997
--------------------------------------------------------- ------------------------- ---------------------------

                                                                     EXHIBIT A
                                                                    (Continued)

--------------------------------------------------------- ------------------------- ---------------------------

                                                             CLASSES OF SHARES
                                                           COVERED BY RULE 12b-1
                                                                    PLAN
                                                                                           ADOPTION OF
                          FUND                                                           RULE 12b-1 PLAN
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS International New Discovery Fund                               A,B,C            October 8, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS International Value Fund                                       A,B,C            October 8, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS International Strategic Growth Fund                            A,B,C            October 8, 1997
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Strategic Value Fund                                           A,B,C            March 17, 1998
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS Emerging Markets Debt Fund                                     A,B,C            March 17, 1998
--------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------- ------------------------- ---------------------------
MFS New Endeavor Fund                                              A,B,C            September 20, 2000
--------------------------------------------------------- ------------------------- ---------------------------

                                                                      EXHIBIT B

                            As of: September 20, 2000

                          Massachusetts Investors Trust
                              MFS High Income Fund
                        MFS High Yield Opportunities Fund
                             MFS Mid-Cap Growth Fund
                              MFS Total Return Fund
                                MFS Research Fund
                           MFS Global Governments Fund
                         MFS Capital Opportunities Fund
                                  MFS Bond Fund
                            MFS Limited Maturity Fund
                   MFS Intermediate Investment Grade Bond Fund
                             MFS Research Bond Fund
                       MFS Municipal Limited Maturity Fund
                          MFS Government Mortgage Fund
                    Massachusetts Investors Growth Stock Fund
                          MFS Growth Opportunities Fund
                         MFS Government Securities Fund
                            MFS Strategic Value Fund
                            MFS Small Cap Value Fund
                         MFS Emerging Markets Debt Fund
                           MFS High Quality Bond Fund
                         MFS Emerging Opportunities Fund
                            MFS Large Cap Value Fund
                                 MFS Income Fund
                               MFS High Yield Fund
                          MFS Concentrated Growth Fund
                            MFS European Equity Fund
                              MFS New Endeavor Fund
                      MFS International New Discovery Fund

                                                                      EXHIBIT C

                            As of: September 20, 2000

                        MFS Emerging Markets Equity Fund
                          MFS International Growth Fund
                     MFS International Growth & Income Fund
                          MFS International Value Fund
                     MFS International Strategic Growth Fund